EXHIBIT 10.1

SECOND LEASE EXTENSION

WHEREAS, on or about September 7, 2001, Fox and Fields, a general partnership (hereinafter “Fox and Fields”), and Duet GP, dba Pressplay, entered into a lease (hereinafter the “Lease”) respecting the premises located at 9044 Melrose Avenue, West Hollywood, California.; and

WHEREAS, on or about May 19, 2003, Duet GP was converted into Duet, LLC, and Duet, LLC was renamed Napster, LLC, and Napster, LLC was sold to Roxio, Inc.; and

WHEREAS, Roxio, Inc. changed its name to Napster, Inc., and

WHEREAS, on or about January 5, 2005, Napster, LLC and Fox and Fields entered into a Lease Extension, which Lease Extension was guaranteed by Napster, Inc., and which extended the term of the Lease to April 30, 2007; and

WHEREAS, Napster, LLC. now wishes to extend its tenancy under the terms of the Lease for an additional eighteen (18) months, i.e. from May 1, 2007 to October 31, 2008; and

WHEREAS, Napster, Inc. agrees to enter into another guaranty, as of the date hereof, as guarantor of the obligations of Napster, LLC under the Lease and this Second Lease Extension;

NOW THEREFORE, Fox and Fields and Napster, LLC hereby agree to extend the term of the Lease for a term of an additional eighteen (18) months, beginning May 1, 2007, and ending October 31, 2008. All other terms of the Lease shall remain in full force and effect and shall not be amended hereby except that the base rental rate shall be as follows:

$46,254.00 per month until September 30, 2007; and

$47,642 per month commencing October 1, 2007, and continuing at such rate until October 31, 2008.

This Second Lease Extension is dated November 8, 2006.

Napster, LLC		Fox and Fields, a general partnership

By	/s/ William Growney	By	/s/ Robert J. Fox
	William Growney,		Robert J. Fox,
	Secretary		Partner

GUARANTY OF NAPSTER, INC.

Napster, Inc. hereby guarantees the obligations of Napster, LLC under the Lease pursuant to the terms of that certain Guaranty of Lease dated as of September 26, 2001 by Universal Music Group, Inc. and Sony Music Entertainment, Inc. to Fox and Fields, as if Napster, Inc. was originally a party thereto.

Napster, Inc.

Dated: November 15, 2006	By	/s/ William Growney
William Growney,
Secretary